                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 23, 2002
                                                           -------------

                         TRUMP ATLANTIC CITY ASSOCIATES
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


                  New Jersey                            333-00643                          22-3213714
                  ----------                            ---------                          ----------
(State or other jurisdiction of incorporation)   (Commission File Number)   (I.R.S. Employer Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                       08401
---------------------------------                               -----
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                        TRUMP ATLANTIC CITY FUNDING, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   Delaware                           333-00643-02                         22-3418939
                   --------                           ------------                         ----------
(State or other jurisdiction of incorporation)   (Commission File Number)   (I.R.S. Employer Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                       08401
---------------------------------                               -----
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING II, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   Delaware                           333-43979-03                         22-3550202
                   --------                           ------------                         ----------
(State or other jurisdiction of incorporation)   (Commission File Number)   (I.R.S. Employer Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                       08401
---------------------------------                               -----
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING III, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   Delaware                           333-43975-03                         22-3550203
                   --------                           ------------                         ----------
(State or other jurisdiction of incorporation)   (Commission File Number)   (I.R.S. Employer Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                       08401
---------------------------------                               -----
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.    Description

99.1           Press Release, dated July 23, 2002, of Trump Hotels & Casino
               Resorts, Inc.

Item 9. Regulation FD Disclosure.

        Filed as an exhibit hereto is a Press Release, dated July 23, 2002, issued by Trump Hotels & Casino Resorts, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRUMP ATLANTIC CITY ASSOCIATES

                                        By: Trump Atlantic City Holding, Inc.,
                                               It's Managing General Partner

Date: July 24, 2002                     By: /s/ JOHN P. BURKE
                                           -------------------------------------
                                        Name:  John P. Burke
                                        Title: Vice President and Treasurer


                                        TRUMP ATLANTIC CITY FUNDING, INC.


Date: July 24, 2002                     By: /s/ JOHN P. BURKE
                                            ------------------------------------
                                        Name:  John P. Burke
                                        Title: Treasurer


                                        TRUMP ATLANTIC CITY FUNDING II, INC.


Date: July 24, 2002                     By: /s/ JOHN P. BURKE
                                            ------------------------------------
                                        Name:  John P. Burke
                                        Title: Treasurer


                                        TRUMP ATLANTIC CITY FUNDING III, INC.


Date: July 24, 2002                     By: /s/ JOHN P. BURKE
                                            ------------------------------------
                                        Name:  John P. Burke
                                        Title: Treasurer

                                  EXHIBIT INDEX

Exhibit No.    Description                                                                       Page No.
-----------    -----------                                                                       --------
99.1           Press Release, dated July 23, 2002, of Trump Hotels & Casino Resorts, Inc.